SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549




                               FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of Earliest Event Reported): December 18, 2000


                       CAVION TECHNOLOGIES, INC.
        (Exact Name of Registrant as Specified in its Charter)



      COLORADO                 0-27055                 84-1472763
(State of Incorporation)   (Commission File         (IRS Employer ID
                               Number)                  Number)


                       6446 South Kenton Street
                       Englewood, Colorado 80111
               (Address of Principal Executive Offices)




                            (720) 875-1900
                    (Registrant's Telephone Number,
                         including Area Code)





ITEM 5.  OTHER EVENTS

     On December 18, 2000 and December 22, 2000, Cavion Technologies, Inc. (the "Company") issued the press releases attached as Exhibits
99.1 and 99.2 to this report and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits

     (a)  None

     (b)  None

     (c)  Exhibits.

          99.1      Press Release dated December 18, 2000
          99.2      Press Release dated December 22, 2000



Date:  December 22, 2000           CAVION TECHNOLOGIES, INC.



                                   By:/s/David J. Selina
                                      David J. Selina, President